Stockholder's Equity	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
STOCKHOLDERS' EQUITY
12. STOCKHOLDERS’ EQUITY
Common Stock
—Voting, dividend and liquidation rights of the holders of the common stock are subject to and qualified by the rights, powers and preferences of the holders of the preferred stock.
Voting
—Each holder of outstanding shares of common stock are entitled to one vote in respect of each share. The holders of outstanding shares of common stock, voting together as a single class, shall be entitled to elect one director. The number of authorized shares of common stock may be increased or decreased by the affirmative vote of a majority of the outstanding shares of common stock and preferred stock voting together as a single class.
Dividends
—Subject to the payment in full of any preferential dividends to which the holders of preferred stock are entitled, the holders of common stock shall be entitled to receive dividends out of funds legally available therefore at such times and in such amounts as the Board of Directors may determine in its sole discretion.
Liquidation Rights
—In the event of any voluntary or involuntary liquidation, dissolution or winding-up
of the Company, after the payment or provision for payment of all debts and liabilities of the Company and any preferential amounts to which the holders of preferred stock are entitled with respect to the distribution of assets in liquidation, the holders of common stock shall be entitled to share ratably in the remaining assets of the Company available for distribution.
There were 57,483,910 and 57,150,274 shares of common stock outstanding at December 31, 2022 and 2021, respectively.
Preferred Stock
—As of December 31, 2022 and 2021, there were no shares of preferred stock issued and outstanding.